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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 3, 2001
                                                           -------------


                Borden Chemicals and Plastics Limited Partnership
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                          1-9699                  31-1269627
----------------------------        ----------------         -------------------
(State or other jurisdiction        (Commission File            (IRS Employer
      of incorporation)                  Number)             Identification No.)



      Highway 73, Geismar, Louisiana                           70734
 ----------------------------------------                         ---------
 (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (614) 225-4482
                                                           --------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                         Index to Exhibits is on Page 4.

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Item 5. Other Events.
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         On April 3, 2001, Borden Chemicals and Plastics Operating Limited
Partnership ("BCP"), the operating subsidiary of the Registrant, and BCP's subsidiary, BCP Finance Corporation, each filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware.

         A copy of the April 3, 2001 Press Release describing such Chapter 11 filings is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
------  ---------------------------------

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibits:
             --------

             Exhibit No.                 Description
             -----------                 -----------
                 99          Press Release issued April 3, 2001

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BORDEN CHEMICALS AND PLASTICS
                                 LIMITED PARTNERSHIP

                                 By:  BCP Management, Inc., General Partner

Date:  April 3, 2001             By:
                                     -------------------------------------------
                                     Robert R. Whitlow, Jr.
                                     Chief Financial Officer and Treasurer


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                                INDEX TO EXHIBITS

     Exhibit No.                     Description                        Page No.
     -----------                     -----------                        --------
         99               Press Release issued April 3, 2001                *

----------------------
*Filed herewith.


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